UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2011

THE J. M. SMUCKER COMPANY

(Exact name of registrant as specified in its charter)

Ohio	001-05111	34-0538550
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Strawberry Lane Orrville, Ohio		44667-0280
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 18, 2011, The J. M. Smucker Company (the “Company”) and U.S. Bank National Association, as trustee (the “Trustee”), entered into an Indenture, dated as of October 18, 2011 (the “Base Indenture”), as supplemented by a First Supplemental Indenture, dated as of October 18, 2011, among the Company, and J.M. Smucker LLC and The Folgers Coffee Company (together, the “Guarantors”) and the Trustee (the “Supplemental Indenture”, and, together with the Base Indenture, the “Indenture”), in connection with the issuance of $750 million aggregate principal amount of the Company’s 3.500% Notes due 2021 (the “Notes”) and full and unconditional guarantees, on a joint and several basis, by the Guarantors (the “Guarantees”). The Company and the Guarantors registered the sale of the Notes and the Guarantees with the Securities and Exchange Commission pursuant to an automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-177279) filed on October 13, 2011. The Base Indenture and the Supplemental Indenture, which includes the form of the Notes, are filed herewith.

The Notes bear interest at 3.500% per annum. Interest is payable on April 15 and October 15 of each year beginning April 15, 2012, until the maturity date of October 15, 2021. The Company may redeem the Notes, in whole at any time or in part from time to time, at the applicable redemption price described in the Indenture.

The Indenture contains certain restrictions, including a limitation that restricts the Company’s ability, and the ability of certain of its subsidiaries, to incur certain debt for borrowed money secured by liens and to engage in certain sale and leaseback transactions. The Indenture also restricts the ability of the Company, and the ability of certain of its subsidiaries, to sell all or substantially all of their assets or merge or consolidate with or into other companies, and requires the Company to offer to repurchase the Notes upon certain change of control events.

The foregoing description of the Base Indenture and the Supplemental Indenture (including the form of the Notes attached thereto) is qualified in its entirety by reference to the copies thereof which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description contained under Item 1.01 above is incorporated by reference in its entirety into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit

4.1	Indenture, dated as of October 18, 2011, between the Company and U.S. Bank National Association.

4.2	First Supplemental Indenture, dated as of October 18, 2011, among the Company, the Guarantors, and U.S. Bank National Association.

4.3	Form of Note (included in Exhibit 4.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

Date: October 18, 2011	By:	/s/ Mark R. Belgya
Mark R. Belgya Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description

4.1	Indenture, dated as of October 18, 2011, between the Company and U.S. Bank National Association.

4.2	First Supplemental Indenture, dated as of October 18, 2011, among the Company, the Guarantors, and U.S. Bank National Association.

4.3	Form of Note (included in Exhibit 4.2).

5